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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2005

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

            1-11373                                  31-0958666
   (Commission File Number)             (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information set forth under this "Item 2.02 Results of Operations and Financial Condition" is intended to be furnished and such information, including the exhibits furnished under this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A copy of a press release announcing the Registrant's results for the third fiscal quarter ended March 31, 2005 is furnished under this report as
Exhibit 99.01.

         Furnished under this report as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special charges provides a useful representation of the Registrant's current performance and trends.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.01 Press release issued by the Company on April 29, 2005, and furnished under this report.

99.02 Information released by the Company on April 29, 2005, and furnished under this report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cardinal Health, Inc.
                                             (Registrant)

Date:  April 29, 2005                        By: /s/ J. Michael Losh
                                                 --------------------
                                                 Name:  J. Michael Losh
                                                 Title: Chief Financial Officer


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                                  EXHIBIT INDEX



99.01 Press release issued by the Company on April 29, 2005, and furnished under this report.

99.02 Information released by the Company on April 29, 2005, and furnished under this report.




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